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                                  Exhibit 10.7

                                ESCROW AGREEMENT

        This Escrow Agreement (the "Escrow Agreement") is executed on May 8, 2001, entered into and effective as of the 1st day of January, 2001 (the "Effective Date") by and between Princeton BioMeditech Corporation, a New Jersey corporation ("PBM"), and Worldwide Medical Corporation, a Delaware corporation ("Worldwide"). PBM and Worldwide are sometimes collectively referred to herein as "Parties" and individually as "Party". Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Promissory Note (as hereinafter defined).

                                    RECITALS

        A. Worldwide has executed a Convertible Secured Promissory Note dated as of the Effective Date in favor of PBM (the "Promissory Note"), pursuant to which Worldwide has agreed to pay PBM the principal amount of $631,513.37.

        B. The Promissory Note provides, among other things, that, in lieu of interest thereon, Worldwide shall deposit into escrow a total of 300,000 shares of Worldwide's Common Stock (the "Escrow Shares"), to be redelivered to Worldwide or released to PBM, as the case may be under the terms of the Promissory Note and this Escrow Agreement.

        C. This Agreement is intended to and shall, among other things, set forth the terms and conditions of the deposit and disposition of the Escrow Shares.

        NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, PBM and Worldwide, intending to be legally bound hereby, agree as follows:

        1.      Appointment of Escrow Agent; Commencement and Termination.

                (a)          Worldwide and PBM hereby nominate, constitute and
                        appoint Randolf W. Katz, Esq. as escrow agent (the "Escrow Agent") upon the terms and conditions set forth in this Agreement.

                (b)          The escrow established by this Agreement (the
                        "Escrow") shall commence on the date of the delivery to the Escrow Agent by Worldwide of a certificate or certificates representing the Escrow Shares, endorsed for transfer in blank in accordance with this Escrow Agreement. Worldwide agrees to deliver to the Escrow Agent the certificate(s) representing the Escrow Shares not later than June 8, 2001. The Escrow Shares shall not be registered under the Securities Act of 1933 or any state blue sky law, and shall bear a restrictive legend so indicating. The number of Escrow Shares shall be subject to adjustment on the same terms and conditions as provided for in Section 7 of any of the Warrants issued by Worldwide to PBM in connection


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                        with the issuance of the Promissory Note, such that
                        whenever there shall be an adjustment in the securities or number of securities that are issuable upon exercise of any such Warrant, there shall be a adjustment in the number of Escrow Shares, on the same basis as any adjustment in the securities issuable upon exercise of any such Warrant.

                (c)     The Escrow shall terminate on the earlier to occur of
                        (i) the resignation or removal of the Escrow Agent in accordance with the instructions and conditions contained in Section 7 hereof; or (ii) the final distribution by the Escrow Agent of the Escrow Shares in accordance with the terms of this Escrow Agreement.

                (d) The Escrow Agent agrees to act in accordance with the instructions in this Escrow Agreement. The Escrow Agent shall be reimbursed by Worldwide promptly upon submission of an invoice or invoices on a monthly basis for all of the Escrow Agent's fees at his standard hourly rates and out-of-pocket expenses incurred in connection with this Escrow Agreement.

        2. General Instructions. Unless and until any of the events or contingencies specified in this Escrow Agreement shall occur, the Escrow Agent shall hold and retain in his possession at all times all of the Escrow Shares.

        3. Instructions and Conditions of Release of the Escrow Shares. The Escrow Shares shall be released by the Escrow Agent to Worldwide and/or PBM, as the case may be, under the terms of this Escrow Agreement as follows:

                (a) If the principal amount of the Promissory Note shall be reduced to zero prior to January 1, 2002 (whether by payment by Worldwide, conversion by PBM into shares of Common Stock, or otherwise), then the Escrow Agent shall deliver all of the Escrow Shares to Worldwide, and PBM shall not be entitled to any of the Escrow Shares.

                (b) If the principal amount of the Promissory Note shall be reduced to zero after December 31, 2001 but prior to July 1, 2002 (whether by payment by Worldwide, conversion by PBM into shares of Common Stock, or otherwise), then the Escrow Agent shall deliver (i) 225,000 of the Escrow Shares to Worldwide and (ii) 75,000 of the Escrow Shares to PBM.

                (c) If the principal amount of the Promissory Note shall be reduced to zero after June 30, 2002 but prior to January 1, 2003 (whether by payment by Worldwide, conversion by PBM into shares of Common Stock, or otherwise), then the Escrow Agent shall deliver (i) 150,000 of the Escrow Shares to Worldwide and (ii) 150,000 of the Escrow Shares to PBM.

                (d) If the principal amount of the Promissory Note shall be reduced to zero after December 31, 2002 but prior to July 1, 2003 (whether by payment by Worldwide, conversion by PBM into shares of Common Stock, or


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                        otherwise), then the Escrow Agent shall deliver (i)
                        100,000 of the Escrow Shares to Worldwide and (ii) 200,000 of the Escrow Shares to PBM.

                (e) If the principal amount of the Promissory Note shall be not be reduced to zero prior to July 1, 2003 (whether by payment by Worldwide, conversion by PBM into shares of Common Stock, or otherwise), then the Escrow Agent shall deliver all of the Escrow Shares to PBM, and Worldwide shall not be entitled to any of the Escrow Shares.

                (f) The Escrow Agent shall deliver certificates representing the Escrow Shares in the amounts set forth in this
                        Section 3 to the Party or Parties, as the case may be, not later than 20 days after being advised by the Parties in a jointly signed writing of the aggregate principal amount of the Promissory Note paid by such relevant date.

                (g) The Escrow Agent shall be deemed authorized and directed by the Parties to complete on the certificates representing any of the Escrow Shares the name of the Party or Parties, as the case may be, to whom certificates shall be issued, as well as the number of Escrow Shares to be represented by such certificates, under the terms of this Section 3.

        4. Receipts. Any of the Parties or the Escrow Agent may, at its option, demand a receipt as a condition of the delivery of any payments, stock certificates, securities or documents under this Escrow Agreement

        5. Indemnity and Disputes. In the event that prior to the termination of the Escrow, the Escrow Agent receives or becomes aware of conflicting demands or claims with respect to the Escrow or the rights of any of the Parties for any reason whatsoever, the Escrow Agent shall have the right to discontinue any or all further acts on his part until such conflict is resolved to his reasonable satisfaction. In such event, the Escrow Agent shall not pay or release the Escrow, and, except as provided in this Agreement, shall not comply with any claims, demands or instructions from any of the Parties with respect to the Escrow. The Escrow Agent shall not be or become liable in any way to PBM, Worldwide or any other person or entity for his failure or refusal to comply with such conflicting claims or demands. The Escrow Agent shall be entitled to refuse to act until: (i) such conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction; (ii) such conflicting or adverse claims or demands shall have been settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Escrow Agent; or (iii) the Escrow Agent shall have received security or an indemnity satisfactory to the Escrow Agent sufficient to save him and his affiliates harmless from and against any and all loss, liability or expense which he or any of them may incur by reason of his acting.

        6. Liability of the Escrow Agent. The Escrow Agent (which term for purposes of this Section 6 shall refer to any and all affiliates of the Escrow Agent) shall not be liable for any error of judgment or for any act done or omitted by him in good faith, or for anything he may in good faith do or refrain from doing in connection with this Agreement; nor for any negligence other than his gross negligence; nor shall the Escrow Agent be answerable for the default or


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misconduct of his agents, attorneys or employees, if they be selected with reasonable care; nor will any liability be incurred by the Escrow Agent, if, in the event of any dispute or question as to his duties or obligations under this Agreement, he acts in accordance with advice of his legal counsel. The Escrow Agent is authorized to act upon any document believed by him to be genuine and to be signed by one or more of the Parties, and will incur no liability in so acting.

        7. Resignation or Removal of Escrow Agent. The Escrow Agent may resign at any time, upon thirty (30) days' prior written notice to PBM and Worldwide, and may be removed by the mutual consent of PBM and Worldwide, upon at least thirty (30) days' prior notice to the Escrow Agent. Prior to the effective date of the resignation or removal of the Escrow Agent, or any successor escrow agent, PBM and Worldwide shall appoint a successor escrow agent to hold the Escrow then held by the Escrow Agent, and any such successor escrow agent shall execute and deliver to the predecessor escrow agent and to PBM and Worldwide an instrument accepting such appointment, and thereupon such successor escrow agent shall, without further act, become vested with all the rights and powers of the predecessor escrow agent as if originally named in this Escrow Agreement, and shall thereafter become subject to the duties of the predecessor escrow agent. If PBM and Worldwide are unable to agree on a successor escrow agent by the effective date of the resignation or removal of the Escrow Agent, or any successor escrow agent, the Escrow then held by the Escrow Agent or such successor escrow agent shall be deposited jointly with PBM and Worldwide.

        8. Governing Document. In the event that any terms, provisions, rights, duties, or obligations set forth in this Escrow Agreement should be in conflict with any terms, provisions, rights, duties, or obligations set forth in the Promissory Note or any agreements collateral thereto, the terms, provisions, rights, duties, or obligations set forth herein shall control and the conduct of the Escrow Agent shall be governed accordingly.

        9. Notices. Any notice required to be given under this Agreement or which may be given under this Escrow Agreement to any party or the Escrow Agent shall be in writing and shall be deemed given: (a) upon receipt if delivered or sent by identified telecopier; or (b) one (1) business day after being sent via reputable overnight courier, prepaid; (c) or three (3) business days after being sent by registered or certified mail, postage prepaid, return receipt requested; or (d) personally delivered to the Parties or the Escrow Agent at their respective addresses or telecopy numbers set forth below their respective names on the signature page hereof. Any of the Parties to this Escrow Agreement and the Escrow Agent may, by notice delivered to the Escrow Agent or the other Parties, as the case may be, change its address for purposes of this Agreement.

        10. Miscellaneous.

                (a) Entire Agreement and Modification. Except as expressly reserved or otherwise provided herein, this Escrow Agreement constitutes the entire agreement between the Parties with regard to its subject matter. The Escrow Agent shall not be bound by any modification of this Escrow Agreement unless there is delivered to the Escrow Agent a written modification signed by the Parties. No such modification shall, without


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                        the prior written consent of the Escrow Agent, modify
                        the provisions of this Escrow Agreement relating to the duties, obligations or rights of the Escrow Agent.

                (b) Words and Phrases. Words and phrases such as "to this Agreement," "herein," "hereinafter," "hereto," "hereof," "hereby," "hereinbelow," and "hereunder" when used with reference to this Escrow Agreement, refer to this Escrow Agreement as a whole, unless the context otherwise requires.

                (c) Severability. If any provision of this Escrow Agreement is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the provisions that have not been held invalid or unenforceable shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                (d) No Waiver. No failure or delay on the part of either the Parties of the Escrow Agent, or any of them, in exercising any right, power or privilege under this Agreement shall constitute a waiver thereof or of any other right, power or privilege under this Escrow Agreement.

                (e) Gender and Number. Wherever from the context of this Escrow Agreement it appears appropriate, each term stated in either the singular or the plural, and pronouns stated in either the masculine, feminine or neuter gender, shall include the masculine, feminine and neuter.

                (f) Consent to Jurisdiction; Choice of Law. Any and all claims by or against any of the Parties and/or the Escrow Agent shall be decided under the laws of the State of California, with venue in Orange County, California and each of the Parties and the Escrow Agent hereby consent to the exclusive jurisdiction of, and agrees not to commence any action in a court other than, the state and/or federal courts of the State of California for the purpose of making claims under this Escrow Agreement. Each Party and the Escrow Agent irrevocably and unconditionally waives any objection to the laying of venue in Orange County, California, in connection with any action that may be brought hereunder in the state and/or federal courts of the State of California, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action brought in any such court has been brought in an inconvenient form.

                (g) Benefit. This Escrow Agreement shall be binding upon and inure to the benefit of the Parties, the Escrow Agent, their respective, successors and assigns.


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                (h)     Counterparts. This Escrow Agreement may be executed by
                        the Parties and the Escrow Agent in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but altogether signed by the Escrow Agent and all of the Parties hereto.

IN WITNESS WHEREOF, the Parties and Escrow Agent have hereunto set their hands and seals as of the date first above written.

WITNESS                                  WORLDWIDE MEDICAL CORPORATION

                                         13 Spectrum Pointe Drive
                                         Lake Forest, CA 92630
                                            Attention:  Daniel G. McGuire,
                                                        President
                                            (Fax Number:  949-598-8757

                                         By
-----------------------------------         ------------------------------------
                                            Daniel McGuire, President

WITH A COPY TO:                          BRYAN CAVE LLP
(which shall not                         2020 Main Street, Suite 600
constitute notice)                       Irvine, California 92614
                                         Attention:  Randolf W. Katz, Esquire
                                         (Fax Number:  949-223-7100)

WITNESS                                  PRINCETON BIOMEDITECH CORPORATION
                                         4242 U.S. Route 1
                                         Monmouth Junction,
                                         New Jersey 08852-1905
                                         Attention:  Mr. Jemo Kang
                                         (Fax Number:  732-274-1010)

                                         By
-----------------------------------         ------------------------------------
                                            Jemo Kang, President


WITH A COPY TO:                          FOX, ROTHSCHILD, O'BRIEN &  FRANKEL
(which shall not                         997 Lenox Drive
constitute notice)                       Lawrenceville, New Jersey 08648
                                         Attention:  Jeffrey H. Nicholas,
                                                     Esquire
                                         (Fax Number: 609-896-1469)

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        The undersigned, intending to be legally bound, hereby agrees to act as
Escrow Agent under and pursuant to the terms and conditions of this Agreement.

WITNESS                                  ESCROW AGENT

-----------------------------------      ---------------------------------------
                                         Randolf W. Katz, Esq.

                                         Address:  2020 Main Street, Suite 600
                                                   Irvine, California 92614
                                                   (Fax Number: 949-223-7100)


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